Sub-Item 77O

                 INVESCO VAN KAMPEN REAL ESTATE SECURITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                         AMOUNT OF     % OF
                                   OFFERING     TOTAL      SHARES    OFFERING
       SECURITY         PURCHASE/  PRICE OF   AMOUNT OF  PURCHASED  PURCHASED
      PURCHASED        TRADE DATE   SHARES    OFFERING    BY FUND    BY FUND        BROKERS        PURCHASED FROM
---------------------  ----------  --------  ----------  ---------  ---------  -----------------  ---------------
HRPT Properties Trust   03/18/10    $ 7.250  30,000,000    59,550     0.199%   Morgan Stanley,        Wachovia
                                                                               Wells Fargo           Securities
                                                                               Securities, Citi,
                                                                               Jefferies &
                                                                               Company, Morgan
                                                                               Keegan & Company,
                                                                               Inc., RBC Capital
                                                                               Markets, UBS
                                                                               Investment Bank,
                                                                               Janney Montgomery
                                                                               Scott,
                                                                               Oppenheimer & Co.
 AMB Property Corp.     04/07/10    $27.500  15,800,000    36,970     0.234%   B of A Merrill      Merrill Lynch
                                                                               Lynch, Morgan
                                                                               Stanley, J.P.
                                                                               Morgan, Daiwa
                                                                               Capital Markets,
                                                                               ING, Credit
                                                                               Agricole CIB,
                                                                               Scotia Capital,
                                                                               HSBC, Mitsubishi
                                                                               UFJ Securities,
                                                                               PNC Capital


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

                                                         AMOUNT OF     % OF
                                   OFFERING     TOTAL      SHARES    OFFERING
       SECURITY         PURCHASE/  PRICE OF   AMOUNT OF  PURCHASED  PURCHASED
      PURCHASED        TRADE DATE   SHARES    OFFERING    BY FUND    BY FUND        BROKERS        PURCHASED FROM
---------------------  ----------  --------  ----------  ---------  ---------  -----------------  ---------------
 Biomed Realty Trust    04/14/10    $17.250  11,500,000    14,780     0.129%   Wells Fargo        Raymond James &
                                                                               Securities, RBC         Assoc.
                                                                               Capital Markets,
                                                                               Raymond James,
                                                                               Morgan Stanley,
                                                                               UBS Investment
                                                                               Bank, Keybanc
                                                                               Capital Markets,
                                                                               Baird, Credit
                                                                               Suisse, Deutsche
                                                                               Bank Securities,
                                                                               RBS, Stifel
                                                                               Nicolaus, BMO
                                                                               Capital Markets


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